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                                                                    Exhibit 99

                             NATIONSBANK, N.A.
            MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                  OCTOBER 1, 1997 THROUGH OCTOBER 31, 1997






A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Portfolio Balance				                              		$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                              		28.44%
    (ii)  Class A-1 Notes Balance	                         					$82,654,904.00
    (iii) Class A-1 Notes Rate		                                   				5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage					                              	41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate		                                     				6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance			                         			$76,343,707.00
    (iii) Class A-3 Notes Rate		                                     				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance			                    			$11,624,943.00
    (iii) Class B certificate Rate                                       7.05%
(F) Servicing Fee Rate		                                             				1.00%
(G) Weighted Average Coupon (WAC)				                                  		9.53%
(H) Weighted Average Original Maturity (WAOM)			             			56.22 		months
(I) Weighted Average Remaining Maturity (WAM)		             				49.45 		months
(J) Number of Receivables	                                         					24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage	               					2.00%
    (ii)  Reserve Account Initial Deposit				                  		$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                      						2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance				            		6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance		                              				$151,170,280.31
(B) Total Note and Certificate Pool Factor	                     					0.5201584
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor					                           	0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance			                          			$63,201,630.31
    (ii) Class A-2 Notes Pool Factor			                           			0.5266803
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance			                          			$76,343,707.00
    (ii) Class A-3 Notes Pool Factor	                           					1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance		                     				$11,624,943.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance					                                	$5,957,637.92
(H) Cumulative Net Losses for All Prior Periods			            			$2,986,543.03
(I) Net Loss Ratio for Second Preceding Period			                     			1.12%
(J) Net Loss Ratio for Preceding Period		                            				2.02%
(K) Delinquency Ratio for Second Preceding Period		                  				1.53%
(L) Delinquency Ratio for Preceding Period			                         			1.36%
(M) Weighted Average Coupon (WAC)				                                  		9.50%
(N) Weighted Average Remaining Maturity (WAM)			             			36.65 		months
(O) Number of Receivables		                                         				17,429

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections						                            $7,847,091.70
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal				            		0.00
    (iv) Other Refunds Related to Principal			                         			0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections	                              					1,226,070.56
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)			                                  			9.50%
(D) Weighted Average Remaining Maturity (WAM)				             		35.78 		months
(E) Remaining Number of Receivables		                               				16,864
(F) Delinquent Receivables
                                    	Dollar Amount 	       	#  Units
                                     -------------          --------
    (i)  30-59 Days Delinquent				       4,365,877   	3.05%      454   		2.69%
    (ii)  60-89 Days Delinquent	         		965,148   	0.68%    	 113 	  	0.67%
    (iii) 90 Days or More Delinquent       		8,797   	0.49% 	     76 	  	0.45%

(G) Repossessions
		                                 		Dollar Amount        		#  Units
                                     -------------          --------
                                       				965,188   	0.68%	      98   		0.58%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 					              	$28,412.37
(B) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period			            			358,008.37
(C) Liquidated Receivables Information
    (i)   Not Used	                                        					0.00
    (ii)  Not Used		                                        				0.00
    (iii) Recoveries on Previously Liquidated Contracts				30,503.25
(D) Aggregate Net Losses for Collection Period		      				327,505.12
(E) Actual Number of Days in Interest Period			             			33.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections					                         	$1,226,070.56
(B) Not Used	                                              					0.00
(C) Repurchased Loan Proceeds Related to Interest			         			0.00
(D) Recoveries from Prior Month Charge Offs			          			30,503.25
(E) Investment Earnings from the Reserve Account			     			28,412.37
(F) Total Interest Collections			                    			1,284,986.18

Principal:
(G) Principal Payments Received				                  		$7,847,091.70
(H) Not Used		                                              				0.00
(I) Repurchased Loan Proceeds Related to Principal        						0.00
(J) Other Refunds Related to Principal	                    					0.00
(K) Total Principal Collections			                   			7,847,091.70
(L) Total Collections						                            $9,132,077.88


II. DISTRIBUTIONS					                                        			Per $1,000 of
-----------------
 				                                                    	 			Original Balance
                                                              ----------------
(A) Total Interest Collections	              				$1,284,986.18
(B) Servicing Fee 			                           			$125,975.23          		0.43

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest
                                                             	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due	     					$0.00             		0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)			                  		0.00 	            	0
                                                     ---------
    (iii) Class A-1 Notes Monthly Interest
          Shortfall (after reserve fund draw)      						$0.00 	            	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due					$334,441.96   		2.787016337
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)				           		334,441.96   		2.787016337
                                                    ----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
          (after reserve fund draw)		                 			$0.00             		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due		  	$429,433.35         		5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)	           					429,433.35         		5.625
                                                   -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
          (after reserve fund draw)		                				$0.00             		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due	$68,296.54 	        	5.875
    (ii)  Class B Certificates Monthly Interest Paid
          (after reserve fund draw)	            					68,296.54         		5.875
                                                    ----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)			      			$0.00             		0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)		               				$832,171.85
(H) Excess Interest		                          				$326,839.10

Principal
(I) Total Principal Collections	             				$7,847,091.70
(J) Draw on Reserve Fund for realized losses 	     	358,008.37
(K) Total Amount Available for Principal
    Distribution 					                          	$8,205,100.07 		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due     						0.00             		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		                 				0.00             		0
                                                      --------
    (iii) Class A-1 Notes Monthly Principal Shortfall
          (after reserve fund draw)                 						0.00             		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			8,205,100.07   		68.37583392
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		         				8,205,100.07   		68.37583392
                                                  ------------
    (iii) Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)       						0.00              	0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due		     				0.00             		0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		                 				0.00             		0
                                                     ---------
    (iii) Class A-3 Notes Monthly Principal Shortfall
          (after reserve fund draw)                 						0.00             		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due						0.00             		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	                  				0.00 	            	0
                                                      --------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)		       				0.00 	            	0
(P) Total Note and Certificate Principal Paid					8,205,100.07
(Q) Total Distributions					                     	9,163,247.15
(R) Excess Servicing Releases from Reserve Account
    to Servicer				                                     		0.00
(S) Amount of Draw from Reserve Account			       			358,008.37
(T) Draw from Reserve Account plus Total Available
    Amount			                                  			9,490,086.25

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                	Beginning	            	End
                                               		of Period         		of Period
                                                ------------        ----------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	       			$151,170,280.31	  $142,965,180.24
    (ii)   Total Note  and  Certificate
           Pool Factor                         				0.5201584       		0.4919256
    (iii)  Class A-1 Notes Balance		                  		0.00            		0.00
    (iv)   Class A-1 Notes Pool Factor		         		0.0000000 	      	0.0000000
    (v)    Class A-2 Notes Balance		         		63,201,630.31   		54,996,530.24
    (vi)   Class A-2 Notes Pool Factor         				0.5266803 	      	0.4583044
    (vii)  Class A-3 Notes Balance		         		76,343,707.00   		76,343,707.00
    (viii) Class A-3 Notes Pool Factor	         			1.0000000 	      	1.0000000
    (ix)   Class B Certificates Balance		    		11,624,943.00   		11,624,943.00
    (x)    Class B Certificate Pool Factor			     	1.0000000       		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	            			9.50%		           9.50%
    (ii)  Weighted Average Remaining Maturity
          (WAM) 	                           			 36.65 months	    35.78		months
    (iii) Remaining Number of Receivables				         17,429          		16,864
    (iv)  Portfolio Receivable Balance	   			$151,170,280.31 		$142,965,180.24

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance						                    		$5,957,637.92
(B) Draw for Realized losses					                                			358,008.37
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount			                      					0.00
(F) Draw for Class A-3 Notes Interest Amount						                      		0.00
(G) Draw for Class B Certificates Interest Amount		                   				0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								358,008.37
(I) Excess Interest						                                         		326,839.10
(J) Reserve Account Balance Prior to Release			              					5,926,468.65

(K) Reserve Account Required Amount							                       	8,577,910.81

(L) Final Reserve Account Required Amount							                 	8,577,910.81

(M) Reserve Account Release to Servicer		                           						0.00

(N) Ending Reserve Account Balance							                        	5,926,468.65

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period                       								$358,008.37
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used		                                                						0.00
    (iii) Recoveries on Previously Liquidated Contracts					       		30,503.25
(C) Aggregate Net Losses for Collection Period							              	327,505.12
(D) Net Loss Ratio for Collection Period (annualized)						            		2.67%
(E) Cumulative Net Losses for all Periods							                  3,314,048.15
(F) Delinquent Receivables
                               				Dollar Amount 	        	#  Units
                                   -------------           --------
    (i)  30-59 Days Delinquent		     		4,365,877 	  3.05%      	454     	2.69%
    (ii)  60-89 Days Delinquent			      	965,148 	  0.68%      	113    		0.67%
    (iii) 90 Days or More Delinquent		 		698,797   	0.49%	       76 	   	0.45%

(G) Repossessions
                               				Dollar Amount          	#  Units
                                   -------------           --------
                                     				965,188   	0.68%	       98    		0.58%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                       								1.12%
    (ii) Preceding Collection Period						                             		2.02%
    (iii) Current Collection Period		                              						2.67%
    (iv) Three Month Average (Avg(i,ii,iii))				                     				1.94%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
     to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	1.53%
    (ii) Preceding Collection Period			                             					1.36%
    (iii) Current Collection Period						                              		1.17%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.36%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.



\s\ Carolyn F. Geiger					\s\ Leslie J. Fitzpatrick
--------------------	     -------------------------
Carolyn F. Geiger			    		Leslie J. Fitzpatrick
Vice President 			      		Senior Vice President


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